SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 1, 1998




                            USFREIGHTWAYS CORPORATION


Delaware                            0-19791                  36-3790696
(State of Incorporation)           (Commission              (IRS Employer
                                   File Number)           Identification No.)



9700 Higgins Road, Rosemont, Illinois                                  60018
-------------------------------------                                  -----
(Address of principal executive offices)                             (Zip Code)


                          Registrant's telephone number
                       including area code: (847) 696-0200


                                 Not applicable
             (Former name of former address, if changed since the last report)



                      This   Report   contains  3 pages.

Item 8.  Change in Fiscal Year.

                  On October 1, 1998, USFreightways Corporation approved a change in its fiscal year from a 52-53 week year ending on the Saturday closest to December 31, to a calendar year basis ending on December 31 of each year. Since this change in fiscal year consists only of a change to the last day of December from a 52-53 week year ending on the Saturday closest to December 31 which for this year is January 2, 1999, no additional filing of financial information on Form 10-Q for a transition period is required.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    USFREIGHTWAYS CORPORATION


                                    By:     /s/ Christopher L. Ellis
                                            Christopher L. Ellis
                                            Senior Vice President, Finance and
                                            Chief Financial Officer


Date:  October 6, 1998